Supplement Dated July 28, 2009 to
Prospectuses Dated March 31, 2009,
as supplemented May 28, 2009

Hotchkis and Wiley Funds

High Yield Fund

The following replaces the section “Portfolio Manager” in the Prospectuses.

Portfolio Managers

Raymond Kennedy, Portfolio Manager, and Mark Hudoff, Portfolio Manager, coordinate the day-to-day management of the High Yield Fund.  They also represent the High Yield Fund to current and prospective shareholders.

Mr. Kennedy has been the High Yield Fund’s portfolio manager since its inception.  Prior to joining the Advisor in 2008, Mr. Kennedy was Managing Director, Portfolio Manager and a senior member of PIMCO's investment strategy group where he managed high yield assets from 1996 to 2007.  Prior to that, he was at Prudential Insurance Company of America, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities.  Prior to working for Prudential, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London.  He holds a bachelor's degree from Stanford University and an M.B.A. from the Anderson Graduate School of Management at the University of California, Los Angeles.

Mr. Hudoff joined the Advisor in 2009 and began managing the High Yield Fund with Mr. Kennedy in July 2009.  Prior to joining the Advisor, Mr. Hudoff was an Executive Vice President, portfolio manager and Head of Global High Yield investments at PIMCO. He started at PIMCO as a credit analyst for the high yield team and moved to Europe in 2000 to build and manage their European credit business, including the management of PIMCO's European High Yield strategies. Upon returning to the U.S. in 2004, Mr. Hudoff founded and developed PIMCO's Global High Yield practice, while also managing U.S. High Yield portfolios.  Mr. Hudoff received his bachelor’s degree in Economics from Arizona State University and an M.B.A. in Finance from the University of Chicago School of Business.

Please see the Statement of Additional Information for more information about management of the High Yield Fund, including additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the High Yield Fund.  As of July 28, 2009, Mr. Hudoff did not have beneficial ownership of any of the Hotchkis and Wiley Funds, nor did he manage any accounts other than the High Yield Fund.